SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 1, 2012

ACCELPATH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27023	45-5151193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

352A Christopher Avenue, Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

352A Christopher Avenue, Gaithersburg, MD 20879

(Mailing Address)

(301) 767-2810

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02 Unregistered Sales of Equity Securities.

On October 1, 2012, AccelPath, Inc. entered into a loan agreement and a promissory note to borrow $100,000 from Mr. Khal Aljerian, which will be repaid with six monthly payments of $23,000 beginning May 1, 2014 with the last payment being made on October 1, 2014 for a total repayment amount of $138,000.

The foregoing summary does not purport to be a complete and is qualified in its entirety by reference to the full text of the loan agreement and the promissory note, a copy of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

On October 2, 2012, AccelPath, Inc. entered into an amendment to the loan agreement and promissory note dated February 10, 2012 with Mr. Albert Friesen pursuant to which the Company extended the maturity date of the promissory note from August 10, 2012 to November 10, 2012 in exchange for a payment to Mr. Friesen of $2,000 and the issuance of a warrant to purchase 250,000 shares of Common Stock at an exercise price of $0.01 per share (the “Warrant”).

The foregoing summary does not purport to be a complete and is qualified in its entirety by reference to the full text of the Warrant, the amendment to the loan agreement and the First Allonge to the promissory note, a copy of which are filed as Exhibit 4.1, Exhibit 10.3 and Exhibit 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

The issuance and sale of the securities to Messrs. Aljerian and Friesen was not registered under the Securities Act of 1933, and was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description	Filed with this Current Report

4.1	AccelPath Inc. Common Stock Warrant issued to Mr. Albert Friesen dated October 2, 2012	x
10.1	Loan Agreement dated as of October 1, 2012, by and among AccelPath, Inc. and Mr. Khal Aljerian	x
10.2	Promissory Note dated as of October 1, 2012 payable to Mr. Khal Aljerian	x
10.3	Amendment dated October 2, 2012 to Loan Agreement dated February 10, 2012 between Technest Holdings, Inc. and Albert Friesen	x
10.4	First Allonge to Promissory Note dated February 10, 2012 payable to Mr. Friesen	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar
Chief Executive Officer

Date:   October 4, 2012

Exhibit Index

Exhibit No.	Description	Filed with this Current Report

4.1	AccelPath Inc. Common Stock Warrant issued to Mr. Albert Friesen dated October 2, 2012	x
10.1	Loan Agreement dated as of October 1, 2012, by and among AccelPath, Inc. and Mr. Khal Aljerian	x
10.2	Promissory Note dated as of October 1, 2012 payable to Mr. Khal Aljerian	x
10.3	Amendment dated October 2, 2012 to Loan Agreement dated February 10, 2012 between Technest Holdings, Inc. and Albert Friesen	x
10.4	First Allonge to Promissory Note dated February 10, 2012 payable to Mr. Friesen	x